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                                                               EXHIBIT 99.T3E.2

                              LETTER OF TRANSMITTAL
        TO EXCHANGE 7% COLLATERALIZED SENIOR SUBORDINATED DEBENTURES DUE
                                JULY 31, 2000 OF
                         THE HALLWOOD GROUP INCORPORATED



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
                                                                                      ----------------------------------------
                                                              Principal Amount of           DESCRIPTION OF EXISTING
                                                             7% Debentures Held in             DEBENTURES TENDERED
                                                              this Account            ----------------------------------------
                                                                                        Existing Debenture(s) Tendered
                                                                                       (Attach additional list if necessary)
                                                                                      ========================================
                                                                                       Dollar Amount of       Certificate
                                                                                       Debentures Enclosed       Numbers
                                                                                      ----------------------------------------
                                                                                  X
-------------------------------------------------------------                         ----------------------------------------
  (Name, Address and Account Number of Registered Bondholder)
-------------------------------------------------------------                         ----------------------------------------
 Please make any corrections to the above address and Tax
  Identification Number or Social Security Number in ink.                             ----------------------------------------

                                                                                      ----------------------------------------
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NOTE:    PLEASE COMPLETE THE SPECIAL PAYMENT INSTRUCTIONS ON PAGE 3 OF THIS
         LETTER OF TRANSMITTAL IF THE NAME ON THE CERTIFICATE PRESENTED FOR
         TENDER DIFFERS FROM THAT OF THE SIGNER OF THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby submits for exchange to The Hallwood Group Incorporated, a Delaware corporation (the "Company"), the above-described 7% Collateralized Senior Subordinated Debentures due July 31, 2000 (the "Existing Debentures") of the Company, pursuant to the Company's offer to exchange (the "Offer") up to a maximum of $20,555,443 of the outstanding Existing Debentures for the Company's 8.5% Collateralized Subordinated Debentures due July 31, 2005 (the "New Collateralized Debentures") at the rate of $100 principal amount of New Collateralized Debentures for each $100 principal amount of Existing Debentures validly tendered and accepted in accordance herewith. Tendering holders of Existing Debentures will be entitled to receive accrued interest on Existing Debentures accepted by the Company for exchange from the date of the last interest payment (i.e. April 30, 1998). This exchange is made upon the terms and subject to the conditions contained in (1) the Exchange Offer Circular dated _____, __, 1998 (the"Exchange Offering Circular"), receipt of which is hereby acknowledged, and (2) this Letter of Transmittal (together with the Exchange Offering Circular (the "Offer"). Any capitalized terms used herein and not specifically defined shall have the meanings given them in the Exchange Offering Circular.

         Upon the terms and subject to the conditions of the Offer, and effective upon acceptance for exchange of the Existing Debentures tendered herewith in accordance with the terms of the Offer (including if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Existing Debentures that are being tendered herewith, and any and all principal or interest payments, distributions and rights in respect thereof on or after the date of the Offer (collectively, "Distributions"). The undersigned irrevocably appoints State Street Bank and Trust Company (the "Exchange Agent") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Existing Debentures (and all such Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Existing Debentures or transfer ownership of such Existing Debentures (and all such Distributions) on the account books maintained by a Book-Entry Transfer Facility, together in any such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Existing Debentures, all in accordance with the terms and the conditions of the Offer.

         By accepting the Offer through the exchange of Existing Debentures pursuant to the Offer, the undersigned hereby agrees to release, and hereby releases, all claims with respect to and in respect of the Existing Debentures other than the right to receive New Collateralized Debentures, at the rate of $100 principal amount of New Collateralized Debentures for each $100 principal amount of Existing Debentures so tendered and cash payment of accrued interest on such Existing Debentures and upon payment for the Existing Debentures, the undersigned waives any right to attack, and will be barred from thereafter attacking, in any legal proceeding the fairness of the consideration paid in the Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Debentures tendered hereby and that when the same are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, sale, assignment, and transfer of the Existing Debentures tendered herewith. In addition, the undersigned shall promptly remit and transfer to the Exchange Agent for the account of the Company any and all Distributions in respect of the Existing Debentures tendered herewith, accompanied by appropriate documentation of transfer. Pending such remittance or appropriate assurance thereof, the Company shall be entitled to all rights and privileges as owner of Existing Debentures and may withhold the entire amount of New Collateralized Debentures or deduct from the principal amount of New Collateralized Debentures the amount or value thereof, as determined by the Company in its sole discretion.

         All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tenders of Existing Debentures made pursuant to the Offer are irrevocable after the Expiration Date of the Offer.

         The undersigned understands that exchange of Existing Debentures pursuant to any one of the procedures described herein and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

         Unless otherwise indicated herein under "Special Payment Instructions," please return any certificates for Existing Debentures not accepted for exchange in the name(s) of the registered holder(s) appearing under "Description of Existing Debentures Tendered." The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any Existing Debentures from the name of the registered holder thereof if the Company does not accept for exchange any of the Existing Debentures so tendered.

         ALL BONDHOLDERS MUST COMPLETE ALL SECTIONS MARKED WITH A RED X BELOW:

Please sign exactly as your name(s) appears      PLEASE NOTE THAT YOUR SIGNATURE CERTIFIES
under "Description of Existing Debentures        THAT YOU ARE NOT SUBJECT TO BACKUP
Tendered" above. Each joint owner must sign;     WITHHOLDING OF 31%. IF YOU FAIL TO SIGN
if one or more owners are deceased, the          BELOW, YOUR DOCUMENTATION WILL BE RETURNED
other(s) must sign and enclose the death         TO YOU. IF YOUR DOCUMENTATION IS DEFICIENT
certificate. If you are signing for someone      AS OF THE EXPIRATION DATE OF THE OFFER, YOUR
else, you must enclose documentation with        TENDER WILL NOT BE ACCEPTED.
the Letter of Transmittal certifying your
authorization to sign, i.e., Death               SUBSTITUTE W-9 CERTIFICATION
Certificate, Power of Attorney, Letters
Testamentary, etc. If your account is held       Under penalties of perjury, I certify that:
as an IRA or a third party acts as the           (1) The number shown on page 1 of this Letter of Transmittal is my correct
custodian on your account, the custodian         Taxpayer Identification Number (or I am waiting for a number to be issued to me);
must also sign the Letter of Transmittal. If     and
you have questions as to your authority to       (2) I am not subject to backup withholding, either because I have not been
sign, please call Hallwood Petroleum, Inc.       notified by the Internal Revenue Service (IRS) that I am subject to backup
toll-free nationwide at (800) 882-9225.          withholding as a result of a failure to report all interest or dividends or the
                                                 IRS has notified me that I am no longer subject to backup withholding.
PLEASE FILL IN YOUR PHONE NUMBER HERE:

                                                 Certification instructions-- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding.
X (     )
   ----- ---------------------------------
            Day or Work Telephone Number
                                                 PLEASE DATE AND SIGN HERE:

                                                 Date:
                                                      --------------------------------
X                                                X
  ------------------------------------------       ----------------------------------------------
(Signature Guarantee, only if Special Payment     (Owner)
  Instructions have been completed.
  See Instruction 5.)                            X
                                                   -----------------------------------------------
                                                   (Co-owner (custodian) signature, if applicable)
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                               IMPORTANT INSTRUCTIONS FOR ACCEPTING THE OFFER:

(1)       DO NOT SIGN YOUR EXISTING DEBENTURES CERTIFICATE(S).
(2)       Complete each section above marked with a red X.
(3)       Return this form along with your unsigned certificate(s) in the enclosed BLUE return envelope via overnight courier to:

                                                 State Street Bank & Trust Company
                                                      Two International Place
                                               4th Floor, Corporate Trust Department
                                                    Boston, Massachusetts 02110
                                                  Telephone Number (800) 531-0368

(Note)    The method of delivery of your certificate(s) and the Letter of Transmittal is at your option and risk, but if the mail is used, we recommend registered and insured mail.

(4)       If you need assistance, please call toll-free nationwide (800) 882-9225.
(5)       If you cannot locate your certificate(s), please sign and have the affidavit notarized on the reverse side of this letter.
(6)       THIS OFFER EXPIRES ON ___________________, 1998, UNLESS EXTENDED.  YOUR DOCUMENTATION MUST BE
          COMPLETE, DULY EXECUTED AND RECEIVED BY THIS DATE TO BE ACCEPTED.  WHEN MAILING, PLEASE
          ALLOW SUFFICIENT TIME FOR THE POST OFFICE TO DELIVER THE MAIL.

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-------------------------------------------------------------------------------
                       SPECIAL PAYMENT INSTRUCTIONS
-------------------------------------------------------------------------------

     To be completed ONLY if the New Collateralized Debentures issued in connection with the Offer are to be issued in the name of someone other than the signer of the Letter of Transmittal. See Instruction 4 on page 4.


     Issue and mail to name:
                                -----------------------------------------------
                                  (Please Print)
     Social Security or
     Identification No.
     (see Instruction 2):
                                -----------------------------------------------
     Address:
                                -----------------------------------------------
                                           Zip
                                ----------

-------------------------------------------------------------------------------

                   THIS SECTION TO BE COMPLETED AND NOTARIZED
                  ONLY IF YOU CANNOT LOCATE YOUR CERTIFICATE(S)
-------------------------------------------------------------------------------

        AFFIDAVIT OF LOST OR DESTROYED EXISTING DEBENTURE CERTIFICATE(S)

(Bondholder Information)

STATE OF                          NAME AND ADDRESS
         ------------------------                 -----------------------------

COUNTY OF                         CITY/STATE/ZIP
         ------------------------                 -----------------------------

CERTIFICATE NUMBER(S)*________________, for $____________ Dollar Amount of
Existing Debentures(s) of The Hallwood Group Incorporated.

The undersigned person(s), being first duly sworn, deposes and says that:

         I am the lawful owner of the above described certificate(s). The certificate(s) has not been endorsed, cashed, negotiated, transferred, assigned or otherwise disposed of. I have made a diligent search for the certificate(s) and have been unable to find it, and make this affidavit for the purpose of tendering the certificate(s) without surrender of the certificate(s), and hereby agree to surrender the certificate(s) for cancellation should I, at any time, find the certificate(s). I, in consideration of the issuance of a new certificate for New Collateralized Debentures in exchange for the Existing
Debentures represented by the certificate(s), agree to completely indemnify, protect and save harmless The Hallwood Group Incorporated, Hallwood Petroleum,
Inc., State Street Bank and Trust Company, and Seaboard Surety Company (the
"Obligees"), from and against all loss, costs and damages, including court costs and attorneys' fees, which they may be subject to or liable for in respect of the cancellation and replacement of the certificate(s), the tender and exchange of Existing Debentures represented thereby and distribution of the new certificate from the exchange of the certificate(s). The rights accruing to the Obligees under the preceding sentences shall not be limited by the negligence, inadvertence, accident, oversight or breach of any duty or obligation on the part of the Obligees or their respective officers, employees and agents or their failure to inquire into, contest or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or have occurred. I agree that this affidavit is to be delivered to accompany an indemnity underwritten by Seaboard Surety Company to protect the foregoing parties.

Signed, sealed and delivered by Affiant this         day of           1998
                                             --------        ---------

PLEASE ALSO SIGN THE FRONT OF THE LETTER OF TRANSMITTAL

Signature of Affiant
                        ------------------------

Signature of Co-Affiant
                        ------------------------

On this _________ day of ______________________ 1998, before me personally appeared _______________________________ known to me to be the individual(s) who executed the foregoing instrument, and, being duly sworn, did depose and say that the statements contained therein are true.

(AFFIX NOTARY SEAL)

My commission expires                   Notary Public
                     ----------------                ---------------------------

*If you do not have a record of your certificate number(s), leave line blank.
These numbers will be researched by the Exchange Agent or Information Agent.


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
                                  INSTRUCTIONS
      FORMING PART OF THE TERMS AND CONDITIONS OF THE LETTER OF TRANSMITTAL

         1. Delivery of Letter of Transmittal and Certificate. This Letter of Transmittal must be used by bondholders (or their transferees) in connection with the tender of certificate(s) ("Certificates"). In the case of bondholders of record as of the effective time of the Offer, the Certificate(s), a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by State Street Bank &
Trust Company at its address shown on page 2 of this Letter of Transmittal in order to make an effective tender for exchange. If you are a transferee of a bondholder of record, you must provide a Certificate(s) accompanied by appropriate instruments of transfer (with the guaranteed signature(s) of the record owner(s)), a properly completed and duly executed Letter of Transmittal, with the Special Payment Instructions completed, and any other documents required hereunder to the Exchange Agent at its address shown on page 2 of this Letter of Transmittal in order to make an effective tender.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE
CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE
BONDHOLDER (OR HIS/HER TRANSFEREE) AND THE DELIVERY WILL BE DEEMED MADE ONLY
WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT . IF DELIVERY IS BY MAIL,
REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.
PLEASE RESPOND PROMPTLY, SO THAT THE POST OFFICE HAS SUFFICIENT TIME PRIOR TO
THE EXPIRATION OF THE OFFER TO DELIVER YOUR DOCUMENTATION TO THE EXCHANGE AGENT.

         No alternative, conditional or contingent tenders will be accepted. By execution of this Letter of Transmittal (or facsimile thereof), a bondholder waives any right to receive any notice of the acceptance of the Existing
Debentures for exchange.

         2. Verification of Information and TIN. Please verify the information in the box on the front side of this Letter of Transmittal. Please mark corrections if any are necessary. If the space provided for corrections is inadequate, the information should be listed on a separate, signed schedule attached to this Letter of Transmittal. Federal income tax law requires a bondholder to provide his or her correct taxpayer identification number ("TIN") and to certify that such TIN is correct under penalties of perjury. Failure to furnish the correct TIN may subject the bondholder to a penalty imposed by the Internal Revenue Service, and any payment to such bondholder may be subject to backup withholding of 31%. The TIN is that of the registered holder of the certificate(s) or the last transferee appearing on the transfers attached to or endorsed on the certificate(s). The TIN for an individual is his or her social security number. Exempt persons (including, among others, all corporations) are not subject to backup withholding.

         3. Lost Certificates. If the Certificate(s) which a registered holder (or his/her transferee) is required to tender has been lost or destroyed, please properly complete, and duly execute and have notarized the Affidavit of Lost or Destroyed Existing Debenture Certificate on page 3 and deliver it to the Exchange Agent.

         4. Special Payment Instructions. The box on the third page of this Letter of Transmittal should be completed (1) if the new debenture certificate is to be issued in the name of a person other than the record holder of the Certificate(s) tendered with this Letter of Transmittal or (2) if the new debenture certificate is to be sent to an address other than that shown in the name and address block on the front page.

         5. Guarantee of Signatures. Signature guarantees are unnecessary unless (a) a Certificate is registered in a name other than the name of the person tendering the Certificate, or (b) the registered holder of the certificate completed the Special Payment Instructions section of this Letter of Transmittal. When a signature guarantee is required, the signature on the Letter of Transmittal must guaranteed by a financial institution that is a member of the Stock Transfer Association's approved medallion program (such as STAMP, SEMP, or MSP), unless tendered on behalf of such institution.

         6.    Signatures on Letter of Transmittal, Stock Powers and
Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Certificate(s) tendered herewith, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alterations, enlargement or any change whatsoever. If any of the Certificate(s) tendered with this Letter of Transmittal are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any Certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

         If this Letter of Transmittal or any Certificate(s) or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Exchange Agent for such person's authority so to act must be submitted.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificate(s) listed, the Special Payment
Instructions must be completed and the signature must be guaranteed. (See
Instruction 5.)

         7. Inquiries. All inquiries with respect to this Letter of Transmittal and requests for additional copies of this Letter of Transmittal should be made to Hallwood Petroleum, Inc., 4582 S. Ulster Street Parkway Suite
1700,Denver, Colorado, 80237 at (800) 882-9225.

         8. Waiver of Conditions. Subject to the terms of the Offer, the Purchaser reserves the right to waive any of the specified conditions to the Offer, in whole or in part, in the case of any Existing Debentures tendered.



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